ACQUISITION OF TARUS (Details 1) $ / shares in Units, $ in Thousands	9 Months Ended
Dec. 31, 2022 USD ($) $ / shares
Acquisition Of Tarus
Loss from operations	$ (12,200)
Loss before provision for income taxes	(12,833)
Net loss	(9,927)
Total comprehensive loss for period	$ (13,945)
Loss per share | $ / shares	$ (0.60)